EXHIBIT 10(f) - Lease Agreement by and between One Price Clothing Stores, Inc., as Tenant and One Price Realty, Inc., as Landlord dated June 17, 1997

                                                        LEASE


                                                       between


                                          ONE PRICE CLOTHING STORES, INC.,


                                                      as Tenant


                                                         and


                                               ONE PRICE REALTY, INC.,


                                                     as Landlord


                                              dated as of June 17, 1997

                                                  Table of Contents

1.       Certain Definitions.....................................................................................  1

2.       Demise of Leased Premises...............................................................................  6

3.       Term....................................................................................................  6

4.       Rent....................................................................................................  6

5.       Net Lease; True Lease...................................................................................  7

6.       Title and Condition.....................................................................................  8

7.       Taxes...................................................................................................  8

8.       Compliance with Legal Requirements...................................................................... 11

9.       Use..................................................................................................... 12

10.      Maintenance and Repair.................................................................................. 13

11.      Liens................................................................................................... 14

12.      Alterations............................................................................................. 15

13.      Condemnation............................................................................................ 15

14.      Insurance............................................................................................... 17

15.      Damage, Destruction..................................................................................... 20

16.      Disbursement of the Restoration Fund.................................................................... 21

17.      Subordination to Financing.............................................................................. 22

18.      Assignment, Subleasing.................................................................................. 23

19.      Conditional Limitations--Default Provisions............................................................. 24

20.      Landlord's Remedies..................................................................................... 25

21.      Notices................................................................................................. 27

22.      Memorandum of Lease: Estoppel Certificates.............................................................. 28

23.      Surrender and Holding Over.............................................................................. 28

24.      No Merger of Title...................................................................................... 29

25.      Landlord Exculpation.................................................................................... 29

26.      Hazardous Substances.................................................................................... 30

27.      Entry by Landlord....................................................................................... 31

28.      Statements.............................................................................................. 31

29.      No Usury................................................................................................ 31

30.      Broker.................................................................................................. 31

31.      Waiver of Landlord's Lien............................................................................... 31

32.      No Waiver............................................................................................... 32

33.      Separability............................................................................................ 32

34.      Indemnification......................................................................................... 32

35.      Landlord's Right to Perform Tenant's Covenants.......................................................... 33

36.      Representations......................................................................................... 34

37.      Headings................................................................................................ 34

38.      Modifications........................................................................................... 34

39.      Successors, Assigns..................................................................................... 34

40.      Counterparts............................................................................................ 34

41.      Governing Law........................................................................................... 34

42.      Attorneys' Fees......................................................................................... 34

         THIS LEASE AGREEMENT is made as of the 17th day of June, 1997, by and between One Price Realty, Inc., a South Carolina corporation, having an office at Highway 290 - Commerce Park, 1875 E. Main Street, Suite B, P.O. Box 147, Duncan, SC 29334 ("Landlord"), and One Price Clothing Stores, Inc., a Delaware corporation, having its principal office at Highway 290 - Commerce Park, Duncan, South Carolina 29334("Tenant").

         In consideration of the rents and provisions herein stipulated to be paid and performed, Landlord and Tenant, intending to be legally bound, hereby covenant and agree as follows:

         1.       Certain Definitions


                  (a)      "Act" as defined in Section 26(a).

                  (b) "Additional Rent" shall mean all sums required to be paid by Tenant to Landlord hereunder other than Basic Rent, which sums shall constitute rental hereunder.

                  (c) "Alteration" or "Alterations" shall mean any or all changes, additions, improvements, reconstructions or replacements of any of the Improvements, both interior and exterior, structural and non-structural, and ordinary and extraordinary.

                  (d)      "Bankruptcy Law": as defined in Section 20(e).

                  (e)      "Basic Rent": as defined in Section 4(a).

                  (f)    "Basic Rent Payment Dates": as defined in Section 4(a).

                  (g)  "Building  Systems"  shall  mean  the  mechanical,   gas,
electrical,   sanitary,  heating,  air  conditioning,   ventilating,   elevator,
plumbing, life-safety and other service systems of the Improvements.

                  (h) "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which national banks in North Carolina are not open for business.

                  (i)      "Casualty": as defined in Section 15 (a).

                  (j)      "Commencement Date": as defined in Section 3.

                  (k)   "Condemnation" shall mean a Taking and/or a Requisition.

                  (l) "Default Rate" shall mean an annual rate of interest equal to the lesser of (a) the sum of (i) the Note Rate plus (ii) four percent (4%), or (b) the highest interest rate permitted to be charged to Tenant by the law of the State.

                  (m) "Equipment" shall mean all fixtures, equipment, and other personal property owned by Landlord and now or hereafter located on, or attached to or used in and about the Improvements, including, but not limited to, all machines, engines, boilers, dynamos, elevators, stokers, tanks, cabinets, awnings, screens, shades, blinds, carpets, draperies, lawn mowers, and all appliances, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, disposal and incinerating equipment, and all fixtures and appurtenances thereto, and such other chattels and personal property owned by Landlord as are now or hereafter used in maintaining the Improvements, and all additions thereto and substitutions and replacements therefor.

                  (n)      "Event of Default": as defined in Section 20.

                  (o)      "Expiration Date":  as defined in Section 3.

                  (p) "Governmental Authority" or "Governmental Authorities" shall mean all federal, state, county, municipal and local governments, and all departments, commissions, boards, bureaus, agencies and offices thereof, having jurisdiction over all or any part of the Leased Premises or the use thereof.

                  (q)   "Guarantor" shall mean any guarantor under the Guaranty.

                  (r) "Guaranty" shall mean a guaranty, if any, of the obligations of Tenant under this Lease.

                  (s) "Improvements" shall mean all buildings, structures and improvements now erected or in the course of construction or hereafter constructed on, over or under the Land, and all replacements thereof, all walkway and road improvements of whatever nature, utility and sewage lines and all apparatus, machinery, devices, fixtures, appurtenances and equipment necessary for the proper operation and maintenance of the foregoing.

                  (t)      "Insurance Boards": as defined in Section 1(x).

                  (u) "Insurance Requirement" or "Insurance Requirements" shall mean, as the case may be, any one or more of the following, to the extent applicable to, or to the extent that the same impose obligations on Landlord or Tenant with respect to, the Leased Premises or the use, manner of use, occupancy possession, operation, maintenance, alteration, repair or reconstruction of the Leased Premises: the terms of each insurance policy required to be carried by Tenant under this Lease and the requirements of the issuer of such policy.

                  (v) "Land" shall mean all those certain lots, parcels or pieces of land situate, lying and being in the State, more particularly described in Exhibit "A" annexed hereto and made a part hereof, together with all easements, rights and appurtenances thereunto belonging or appertaining.

                  (w) "Leased Premises" shall mean the Land, the Improvements and the Equipment.

                  (x) "Legal Requirement" or "Legal Requirements" shall mean, as the case may be, any one or more of the following, to the extent applicable to, or to the extent that the same impose obligations on Landlord or Tenant with respect to, the Leased Premises or the use, manner of use, occupancy possession, operation, maintenance, alteration, repair or reconstruction of the Leased
Premises: all present and future laws, codes, statutes, ordinances, administrative and judicial orders, judgments, decrees, injunctions, rules, regulations and requirements, even if unforeseen or extraordinary, of every duly constituted Governmental Authority or agency, all orders, rules and regulations of the National and Local Boards of Fire Underwriters or any other body or bodies exercising similar functions ("Insurance Boards") and all covenants, restrictions and conditions now or hereafter of record, even if compliance therewith (i) necessitates structural changes or improvements (including changes required to comply with the "Americans with Disabilities Act") or results in interference with the use or enjoyment of any of the Leased Premises or (ii) requires Tenant to carry insurance other than as required by the provisions of this Lease.

                  (y) "Lender" shall mean (i) First Union National Bank, which is making the Loan to Landlord, which Loan is secured by the Mortgage and evidenced by the Note, (ii) the holder of the Mortgage and the Note as a result of an assignment thereof, and (iii) if the Mortgage secures multiple Notes held by one or more noteholders, any trustee acting on behalf of such holders, provided such trustee has been identified as such in writing to Tenant.

                  (z) "Loan" shall mean a loan made to Landlord by the party described in clause (i) of the definition of Lender, secured by the Mortgage and evidenced by a Note or Notes.

                  (aa) "Mortgage" shall mean a first priority mortgage, deed of trust, deed to secure debt, or similar security instrument dated as of the date of this Lease, executed by Landlord in favor of the party described in clause
(i) of the definition of Lender, and covering the Leased Premises.

                  (ab) "Net  Award"  shall  mean the  entire  award  payable  to
Landlord  by  reason  of  a   Condemnation,   less  any  actual  and  reasonable
out-of-pocket expenses incurred by Landlord in collecting such award.

                  (ac) "Net Proceeds" shall mean the entire proceeds of any property/casualty insurance required under Section 14(a), less any reasonable and actual expenses incurred by Landlord in collecting such proceeds.

                  (ad) "Note" or "Notes" shall mean a promissory note or notes now or hereafter executed from Landlord to Lender to evidence the Loan, which Note or Notes are or will be secured by the Mortgage.

                  (ae) "Note Rate" shall mean the non-default rate of interest payable under the Note.

                  (af)     "Notice" or "Notices": as defined in Section 22.

                  (ag) "Officer's Certificate" shall mean a certificate signed by the President, any Vice President, the Treasurer, the Secretary or any of the Assistant Vice Presidents, Assistant Treasurers or Assistant Secretaries of Tenant.

                  (ah)     "Original Tenant": as defined in Section 20(e).

                  (ai)     "Permits":  as defined in Section 8.

                  (aj)     "Permitted Encumbrances" shall mean the following:

                           (i)      Any state of facts an accurate survey
or inspection of the Leased Premises may show.

                           (ii)     Present and future Legal Requirements
including, without limitation,
all violations of Legal Requirements that might be disclosed by an examination, inspection or search of the Leased Premises or any part thereof by Governmental Authorities, and all notes or notices of such violations.

                           (iii)    Possible lack or revocable nature of right,
if any, to maintain or
use vaults, vault spaces, basement and sub-basement spaces, areas, marquees, signs or projections beyond the building lines, if any.

                           (iv)     Any covenants, restrictions, easements,
agreements, conditions and
party wall agreements, if any, affecting the Leased Premises as of the Commencement Date or entered into subsequent to the Commencement Date pursuant to Section 38.

                           (v)      The condition and state of repair that the
Leased Premises or any part thereof may be in.

                           (vi)     Rights, if any, of others relating to water,
gas, sewer, electric, telephone and other utility lines, wires, poles, pipes, conduits and other equipment of any kind whatever and the maintenance thereof.

                           (vii)    Consents by any prior owner of the Leased
Premises, or any part
thereof, for the erection of any structure or structures on, under or above any street or streets on which the same may abut.

                           (viii)   Unpaid Taxes.

                           (ix)     All other defects in title as at the
Commencement Date, if any, including, without limitation, any mechanic's and materialmen's liens (choate or inchoate), unpaid franchise taxes of any corporation in the chain of title, unsatisfied judgments and the like.

                           (x)      Rights of any parties in possession of the
Leased Premises or any part thereof.

                           (xi)     The Mortgage (and any assignment of leases,
rents and profits collateral thereto).

                  (ak)     Rent Commencement Date@: as defined in Section 4(a).

                  (al) "Requisition" shall mean any temporary condemnation or confiscation of the use or occupancy of any of the Leased Premises by any governmental authority, civil or military, whether pursuant to an agreement with such governmental authority in settlement of or under threat of any such requisition or confiscation, or otherwise.

                  (am) "Restoration" shall mean the restoration of the Leased Premises after any Taking or Casualty as nearly as possible to their value, condition and character existing immediately prior to such Taking or Casualty.

                  (an)     "Restoration Award": as defined in Section 13(c).

                  (ao)     "Restoration Fund": as defined in Section 16.

                  (ap)     "Section 15(a) Amount":  as defined in Section 15(a).

                  (aq) "State" shall mean the State or Commonwealth in which the Leased Premises are situated.

                  (ar)     "Successor Owner": as defined in Section 17(c).

                  (as) "Taking" shall mean any taking of any of the Leased Premises in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of any agreement with any condemnor in settlement of or under threat of any such condemnation or other eminent domain proceedings or by any other means, or any de facto condemnation.

                  (at) "Taxes" shall mean all duties, taxes, water and sewer rents, rates and charges, assessments (including all assessments for public improvement or benefit), charges for public utilities, excises, levies, license and permit fees and other charges, ordinary or extraordinary, whether foreseen or unforeseen, of any kind and nature whatsoever, which prior to or during the Term have been or may be laid, levied, assessed or imposed upon, or become a lien on, the Leased Premises, or any other property or rights included in the Leased Premises, or any part thereof or appurtenances thereto, or which are levied or assessed against the rent and income received in respect of the Leased Premises and any subleases or other occupancy agreements, by virtue of any present or future law, order or ordinance of the United States of America or of any state, county, city or local government or of any department, office or bureau thereof or any other Governmental Authority.

                  (au)   "Tenant Insurance Payment":as defined in Section 15(c).

                  (av)   "Term": as defined in Section 25(a).

                  (aw)   "Transfer": as defined in Section 26.

                  (ax)   "Trustee": as defined in Section 15(a).

If and during such times as there is no Lender, Loan, Note or Mortgage, the provisions of this Lease using such terms shall be disregarded as to such terms.

         2. Demise of Leased Premises. Landlord hereby demises, leases and lets to Tenant and Tenant hereby takes and leases from Landlord the Leased Premises for the Term and upon the provisions hereinafter specified.

         3.       Term.

                  Tenant shall have and hold the Leased Premises for a term (the "Term") commencing on the date hereof (the "Commencement Date") and ending on July 31, 2017 (the "Expiration Date").

         4.       Rent

                  (a) Tenant shall pay to Landlord, or Lender or Lender's designee, if directed by Landlord, as annual rent ("Basic Rent") for the Leased Premises during the Term, the amounts determined in accordance with the schedule set forth in Exhibit "B" attached hereto and made a part hereof, which Basic Rent shall be paid in equal monthly installments commencing on that date (the ARent Commencement Date@) which is the first day of the second month next following the Commencement Date and continuing on the first day of each month thereafter during the Term (the said days being called the "Basic Rent Payment Dates"), and shall pay the same at Landlord's address set forth below, or at such other place or to such other person or persons (not exceeding four (4) in number) and in such proportions as Landlord, or if directed by Landlord, Lender or Lender's designee, from time to time may designate to Tenant in writing, in funds which at the time of such payment shall be legal tender for the payment of public or private debts in the United States of America. Basic Rent shall be abated from the Commencement Date to, but not including, the Rent Commencement Date.

                  (b) If any installment of Basic Rent is not paid on the date due, Tenant shall pay Landlord interest on such overdue payment at the Default Rate, accruing from the due date of such payment until the same is paid together with a late fee of 5% (or such lower percentage that is the maximum permitted under applicable law) of the past due installment for any installment of Basic Rent that is not paid within five (5) days of the date such installment is due.

                  (c) Tenant shall pay and discharge before the imposition of any fine, lien, interest or penalty may be added thereto for late payment thereof, as Additional Rent, all other amounts and obligations which Tenant assumes or agrees to pay or discharge pursuant to this Lease, together with every fine, penalty, interest and cost which may be added by the party to whom such payment is due for nonpayment or late payment thereof. In the event of any failure by Tenant to pay or discharge any of the foregoing, Landlord shall have all rights, powers and remedies provided herein, by law or otherwise, in the event of nonpayment of Basic Rent.

         5.       Net Lease; True Lease.

                  (a) It is the intention of the parties hereto that the obligations of Tenant hereunder shall be separate and independent covenants and agreements, and that Basic Rent, Additional Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events, and that the obligations of Tenant hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been terminated pursuant to an express provision of this Lease. This is a triple net lease and Basic Rent, Additional Rent and all other sums payable hereunder by Tenant shall be paid without notice or demand, and without setoff, counterclaim, recoupment, abatement, suspension, deferment. diminution, deduction reduction or defense, unless otherwise specifically set forth herein. Landlord shall not be required to expend any funds in connection with the Leased Premises. This Lease shall not in any event terminate and Tenant shall not have any right to terminate this Lease during the Term (except as otherwise expressly provided herein). Tenant agrees that, except as otherwise expressly provided herein, it shall not have any right to nor shall it take any action to terminate, rescind or avoid this Lease notwithstanding (i) the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding-up or other proceeding affecting Landlord, (ii) the exercise of any remedy, including foreclosure, under the Mortgage, (iii) any action with respect to this Lease (including the disaffirmance hereof) which may be taken by Landlord under the Federal Bankruptcy Code or by any trustee, receiver or liquidator of Landlord or by any court under the Federal Bankruptcy Code or otherwise, (iv) the Taking of the Leased Premises or any portion thereof, (v) the prohibition or restriction of Tenant's use of the Leased Premises under any Legal Requirement or otherwise,
(vi) the destruction of the Leased Premises or any portion thereof, (vii) the eviction of Tenant from possession of the Leased Premises by paramount title or otherwise, (viii) Tenant's acquisition of fee title to the Leased Premises, (ix) default by Landlord under any other agreement between Landlord and Tenant or (x) for any other cause similar or dissimilar to the foregoing, any present or future Law to the contrary notwithstanding, it being the intention of the parties that Basic Rent, Additional Rent and all other charges and amounts payable to or on behalf of Landlord shall continue to be payable in all events and the obligations of Tenant shall continue unaffected, unless the requirement to pay or perform the same shall be abated or terminated pursuant to an express provision of this Lease. Tenant waives all rights which are not expressly stated herein but which may now or hereafter otherwise be conferred by law (x) to quit, terminate or surrender this Lease or any of the Leased Premises, (y) to any setoff, counterclaim, recoupment, abatement, suspension, deferment, diminution, deduction, reduction or defense of or to Basic Rent, Additional Rent or any other charges or amounts payable under this Lease, and (z) for any statutory lien or offset right against Landlord or its property.

                  (b) Landlord and Tenant agree that this Lease is a true lease and does not represent a financing arrangement. Each party shall reflect the transaction represented hereby in all applicable books, records and reports
(including income tax filings) in a manner consistent with "true lease" treatment rather than "financing" treatment.

                  (c)  Tenant  shall  pay  directly  to the  proper  authorities charged with the collection thereof all charges for water, sewer, gas, oil, electricity, telephone and other utilities or services used or consumed on the Leased Premises during the Term, whether designated as a charge, tax, assessment, fee or otherwise, including, without limitation, water and sewer use charges and taxes, if any, all such charges to be paid as the same from time to time become due. It is understood and agreed that Tenant shall make its own arrangements for the installation or provision of all such utilities and that Landlord shall be under no obligation to furnish any utilities to the Leased Premises and shall not be liable for any interruption or failure in the supply of any such utilities to the Leased Premises.

         6.       Title and Condition.

                  (a) The Leased Premises are demised and let subject to the Permitted Encumbrances, including any existing violation of any thereof and without representation or warranty by Landlord; it being understood and agreed, however, that the recital of the Permitted Encumbrances herein shall not be construed as a revival of any thereof which for any reason may have expired.

                  (b) Without limiting the effect of Landlord's covenant set forth in Section 9(c), the Landlord makes no, and expressly hereby denies any, representations or warranties regarding the condition or suitability of, or title to, the Leased Premises. Tenant agrees that it takes the Leased Premises "as is," without any such representation or warranty.

         7.       Taxes

                  (a) Tenant shall pay all Taxes, or cause the same to be paid, before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof; provided, however, that:

                           (i)      if, by law, any recurring or non-recurring
Tax, at the option of the
taxpayer may be, and customarily is, paid in installments, whether or not interest shall accrue on the unpaid balance of such Tax, Tenant may, so long as no Event of Default shall have occurred and be continuing, exercise the option to pay the same (and any accrued interest on the unpaid balance of such Tax) in installments and, in such event shall pay such installments as may become due during the Term together with any interest thereon as the same respectively become due and before any fine, penalty, additional interest or cost may be added thereto. Upon Tenant's request, Landlord will execute any and all documents necessary to allow Tenant to make such payments in installments, provided that Landlord shall not be required to incur any expense by reason of the foregoing; and

                           (ii)     any Tax (including assessments which have
been converted into
installment payments by Tenant) relating to a fiscal period of a taxing authority, a part of which is included within the Term and a part of which is included in a period of time after the Expiration Date shall (whether or not such Tax shall be assessed, levied, confirmed, imposed upon or in respect of or become a lien upon the Leased Premises, or any part thereof, or shall become due and payable during the Term) be prorated between Landlord and Tenant as of the Expiration Date, so long as, in the case of any such proration in favor of Tenant, no Event of Default shall have occurred and be continuing.

                  (b) If at any time during the Term, tax deposits on account of Taxes shall be required to be paid under the Mortgage, Tenant shall make the tax deposits called for by such Mortgage to the holder thereof or to any party designated by such holder.

                  (c) Except as provided in this subsection (c), Tenant shall not be required to pay income taxes assessed against Landlord, or any capital levy, corporation, franchise, excise, excess profits, estate, gift, succession, inheritance or transfer taxes of Landlord; provided, however, that if at any time during the Term, the present method of taxation shall be changed so that in lieu of or as a substitute for the whole or any part of any Taxes on real estate and the improvements thereon there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents or the present or future Improvements or Equipment, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof, but only to the extent that the same would be payable if the Leased Premises were the only property of Landlord, and Tenant shall pay and discharge the same as herein provided in respect of the payment of Taxes.

                  (d) As to any Taxes in respect of which Tenant is not making tax deposits pursuant to subsection (b) hereof, Tenant shall furnish to Landlord bills, invoices and/or statements for all Taxes and receipts (or if receipts are not immediately available, with copies of canceled checks evidencing payment with receipts to follow promptly after they become available) of the appropriate taxing authority, or other evidence satisfactory to Landlord, evidencing the payment thereof at least fourteen (14) days prior to the applicable delinquency date thereof.

                  (e) Tenant shall have the right to contest the amount or validity, in whole or in part, of any Tax, or to seek a reduction in the valuation of the Leased Premises as assessed for real estate or personal property tax purposes by appropriate proceedings diligently conducted in good faith, but only after payment of such Tax unless such payment would operate as a bar to such contest or interfere materially with the prosecution thereof, in which event Tenant may postpone or defer payment of such Tax (but not the payment of any tax deposits pursuant to subsection (b) hereof), in each case only if:

                           (i)      neither the Leased Premises nor any part
thereof would by reason of such postponement or deferment be in imminent danger of being forfeited or lost; and

                           (ii)     Tenant shall either (1) have deposited with
 Landlord or, if the
Mortgage shall be outstanding, the Lender the amount so contested and unpaid, together with all interest and penalties in connection therewith and all charges that may be assessed against or become a charge on the Leased Premises, or any part thereof, in such proceedings, or (2) have posted with Landlord or, if the Mortgage shall be outstanding, the Lender a bond by a surety company approved by Landlord or, if the Mortgage shall be outstanding, the Lender whereby such surety undertakes to pay such Tax, interest, penalties and charges in the event that (x) Tenant shall fail to pay the same upon the final disposition of the contest (including appeals); or, (y) the Leased Premises or any part thereof, is, in the reasonable judgment of Landlord or Lender, in imminent danger of being forfeited or lost during the pendency of such contest; or (3) Tenant fails to increase the amount so contested and unpaid. In determining the amount of such deposit or bond, Tenant shall be credited with any amounts theretofore deposited with the Lender in respect of the Tax being contested. Any deposit made by Tenant under the provisions of this clause (ii), together with any additions thereto and all interest, if any, earned thereon, shall be held in trust and disposed of as hereinafter provided; and

                           (iii)    Tenant shall have obtained the prior consent
 to such postponement or
deferment of the Lender, if such consent is required under the Mortgage.

                  (f) Upon the termination of any proceeding (including appeals), conducted pursuant to subsection (e) hereof, or if Tenant should so elect, at any time prior thereto, Tenant shall pay the amount of such Tax or part thereof as finally determined in such proceeding (including appeals), the payment of which may have been deferred during the prosecution of such proceeding, together with any costs, fees, interest, penalties or other liabilities in connection therewith, and upon such payment, Landlord or the Lender, as the case may be, shall return any amount deposited with it (and not previously applied by it as herein provided) with respect to such Tax. Such payment, at Tenant's request, shall be made by Landlord or the Lender, as the case may be, out of and to the extent of the amount deposited with it with respect to such Tax, any balance due shall promptly be paid by Tenant, and any balance remaining shall be paid to Tenant with interest, if any accrued thereon. If, at any time during the continuance of such proceeding, Landlord or the Lender, as the case may be, shall on a reasonable basis deem the amount deposited with Landlord or the Lender, as the case may be, or provided by bond insufficient, Tenant shall, upon demand, make an additional deposit of, or increase the amount of its bond by, such additional amount as Landlord, or the Lender as the case may be, may reasonably request to cover payment of the items set forth in clause (ii)) of subsection (e) hereof, which amount shall not exceed 115% of the amount so contested and unpaid and the fees and penalties in connection therewith. Upon failure of Tenant to do so, and if such failure would, in the reasonable judgment of Landlord, or Lender, as the case may be, result in the imminent forfeiture of all of any portion of the Leased Premises, Landlord, or the Lender, as the case may be, may require the amount theretofore deposited with Landlord or the Lender, as the case may be, to be applied (or Landlord or the Lender, as the case may be, may require application of the bonded amount by the surety company, if a bond has been furnished) to or on account of the payment, removal or discharge of such Tax, the interest and penalties in connection therewith and any costs, fees or other liability accruing in any such proceeding, or any part of any of the same, regardless of the effect thereof on Tenant's contest. Any balance due shall promptly be paid by Tenant and any balance remaining shall be returned to Tenant with interest, if any, accrued thereon. If, at any time during the continuance of such proceeding, the Leased Premises or any part thereof is, in the reasonable judgment of Landlord or the Lender, as the case may be, in imminent danger of being forfeited or lost, Landlord or the Lender, as the case may be, may require the amount theretofore deposited with Landlord or the Lender, as the case may be, to be applied to the payment of such Tax (or Landlord or the Lender, as the case may be, may require application of the bonded amount by the surety company, if a bond has been furnished) as provided in the preceding sentence, any balance due shall promptly be paid by Tenant, and any balance remaining shall be returned to Tenant with interest, if any, accrued thereon.

                  (g) During the last year of the Term, Landlord shall have the right (i) to seek a reduction in the valuation of the Leased Premises assessed for tax purposes if, within 30 days after Notice by Landlord, Tenant fails to commence a proceeding to secure such reduction; (ii) at Landlord's expense to participate in any such proceeding commenced by Tenant at Landlord's insistence or otherwise; and (iii) to commence a proceeding without notice to Tenant, or to intervene in and prosecute any proceeding commenced by Tenant, for a reduction of such assessed valuation or valuations which shall in whole or in part be for any period of time subsequent to the Expiration Date. To the extent to which any tax refund payable as a result of any proceeding which Landlord or Tenant may institute, or payable by reason of compromise or settlement of any such proceeding, may be based upon a payment made by or for the account of Tenant and shall not relate to a period subsequent to the Expiration Date, subject to Tenant's obligation to reimburse Landlord forthwith, as Additional Rent hereunder, for any expense incurred by Landlord in connection with any such proceeding including reasonable attorneys' fees, and so long as no Event of Default shall have occurred and be continuing, Tenant shall be authorized to collect the same.

                  (h) Landlord shall not be required to join in any proceeding referred to in subsection (e) hereof unless, in Tenant's reasonable opinion, the provisions of any law at the time in effect shall require that such a proceeding be brought by and/or in the name of Landlord or any owner of the Leased Premises, in which event Landlord shall, upon written request, join in such proceeding or permit the same to be brought in its name, upon compliance by Tenant with such requirements as Landlord may reasonably impose. Upon Tenant's request, Landlord shall execute whatever receipts are required to obtain refunds. Tenant agrees to indemnify and hold Landlord harmless from and against any costs or expenses (including reasonable attorneys' fees) or liabilities in connection with any proceeding.

                  (i) The certificate, advice or bill of the appropriate official designated by Law to make or issue the same or to receive payment of any Tax, of non-payment of such Tax, shall be prima facie evidence that such Tax is due and unpaid at the time of the making or issuance of such certificate, advice or bill.

         8.     Compliance with Legal Requirements

                  (a) Throughout the Term, Tenant, at its own sole cost and expense, shall promptly comply with all present and future Legal Requirements foreseen or unforeseen, ordinary as well as extraordinary, that are applicable to the Leased Premises or any part thereof, the appurtenances thereof and the sidewalks, alleyways, passageways, planters and shrubbery, curbs and vaults adjoining the Leased Premises or to the use or manner of use of the Leased Premises or the owners, tenants or occupants thereof, whether or not any such Legal Requirements shall necessitate structural changes or improvements or interfere with the use or enjoyment of the Leased Premises. Tenant shall also procure, pay for and maintain all permits, licenses, approvals and other authorizations (collectively, "Permits") necessary for the operation of its business at the Leased Premises and the lawful use and occupancy of the Leased Premises in connection therewith.

                  (b) Tenant shall, at its own sole cost and expense, observe and comply or cause observance and compliance with the requirements of the policies of public liability, fire and all other insurance at any time in force with respect to the Leased Premises, and Tenant shall, in the event of any violation or attempted violation of the provisions of this subsection (b) and subsection (a) by any subtenant or other occupant of the Leased Premises, take steps, immediately upon knowledge of such violation or attempted violation, as may be permitted by law to remedy or prevent the same, as the case may be.

                  (c) Tenant shall have the right, after Notice to Landlord, to contest by appropriate legal proceedings, diligently conducted in good faith, in the name of Tenant or Landlord or both, the validity or application of any Legal Requirements of the nature referred to in subsection (a) and regulations of Insurance Boards and insurance companies, and Landlord, on written request, shall execute and deliver any appropriate papers which may be necessary or proper to permit Tenant so to contest the validity or application of any such Legal Requirement, subject to the following:

                           (i)      If by the terms of any such Legal
Requirement, compliance therewith
pending the prosecution of any such proceeding may legally be delayed without subjecting Tenant or Landlord to any liability, civil or criminal, for failure so to comply therewith, or if any lien, charge or civil liability would be incurred by reason of any such delay, the same would not subject the Leased Premises or any part thereof to forfeiture, loss or suspension of operation, and Tenant (a) furnishes Landlord security reasonably satisfactory to Landlord against any loss or injury by reason of such contest or delay and (b) prosecutes the contest with due diligence, then Tenant may delay compliance therewith until the final determination of any such proceeding.

                           (ii)     Tenant covenants that Landlord shall not
suffer or sustain any costs, expenses or liabilities by reason of any act or thing done or omitted to be done by Tenant pursuant to this subsection (c).

         9.       Use

                  (a) Tenant may use the Leased Premises for any lawful purpose other any use that will (i) have a material adverse effect on the value of the Leased Premises, (ii) materially increase the likelihood that Tenant, Landlord or Lender would incur liability under any provisions of the Act referred to in
Section 26 of this Lease, or (iii) result or give rise to any material environmental deterioration or degradation of the Leased Premises. In no event shall the Leased Premises be used (x) for any purpose which shall violate any of the provisions of any recorded covenants, restrictions or agreements applicable to the Leased Premises, (y) for any purpose which will involve the storage or disposition of hazardous medical waste or (z) as a so-called "adult book store" or "adult video store". Tenant agrees that with respect to any such recorded covenants, restrictions or agreements, Tenant shall observe, perform and comply with and carry out the provisions thereof required therein to be observed and performed by Landlord.

                  (b) Subject to Tenant's rights of contest under Section 8 hereof, Tenant shall not permit any unlawful occupation, business or trade to be conducted on any of the Leased Premises or any use to be made thereof contrary to applicable Legal Requirements or Insurance Requirements. Subject to Tenant's rights of contest under Section 8 hereof, Tenant shall not use, occupy or permit any of the Leased Premises to be used or occupied, nor do or permit anything to be done in or on any of the Leased Premises, in a manner which would (i) violate any certificate of occupancy or equivalent certificate affecting any of the Leased Premises, (ii) make void or voidable any insurance which Tenant is required hereunder to maintain then in force with respect to any of the Leased Premises, (iii) affect in any manner the ability of Tenant to obtain any insurance which Tenant is required to furnish hereunder, (iv) cause any injury or damage to any of the Improvements unless pursuant to Alterations permitted under Section 12 hereof, or (v) constitute a public or private nuisance or waste.

                  (c) Subject to all of the provisions of this Lease and the Mortgage, so long as no Event of Default shall have occurred and be continuing, Landlord covenants that neither it nor any party claiming by, through or under it, shall do any act to disturb the peaceful and quiet occupation and enjoyment of the Leased Premises by Tenant. Landlord may enter upon and examine any of the Leased Premises at reasonable times after reasonable notice and during business hours and exercise any rights and privileges granted to Landlord under the provisions of this Lease.


         10.       Maintenance and Repair

                  (a) Except for any Alterations that Tenant is permitted to make hereunder. Tenant shall at all times, including any Restoration period, put, keep and maintain the Leased Premises, including, without limitation, the roof, landscaping, parking areas, walls (interior and exterior), footings, foundations, Building Systems, and structural and non-structural components of the Leased Premises in good repair and appearance, and shall promptly make all repairs and replacements (substantially equivalent in quality and workmanship to the original work) of every kind and nature, ordinary as well as extraordinary, whether foreseen or unforeseen, which may be required to be made upon or in connection with any of the Leased Premises in order to keep and maintain the Leased Premises in good repair and appearance. Tenant shall, during the Term of this Lease, implement and carry out a program requiring reasonable maintenance practices and preventative maintenance with respect to the Leased Premises. Tenant shall do or cause others to do all shoring of the Leased Premises or of foundations and walls of the Improvements and every other act necessary or appropriate for preservation and safety thereof, by reason of or in connection with any excavation or other building, operation upon any of the Leased Premises whether or not Landlord shall, by reason of any Legal Requirements or Insurance Requirements, be required to take such action or be liable for failure to do so. Landlord shall not be required to make any repair, ordinary as well as extraordinary, whether foreseen or unforeseen or to maintain any of the Leased Premises in any way, and Tenant hereby expressly waives the right to make repairs at the expense of the Landlord, which right may otherwise be provided for in any law now or hereafter in effect. Nothing in the preceding sentence shall be deemed to preclude Tenant from being entitled to insurance proceeds or condemnation awards for Restoration pursuant to the terms of this Lease. Tenant shall, in all events, make all repairs for which it is responsible hereunder promptly, and all repairs shall be in a good, proper and workmanlike manner with materials substantially equivalent in quality to the original work. In the event that (i) Tenant shall make any repair to the Leased Premises and such repair is of the type with respect to which Landlord is entitled to have disbursed to it funds on deposit in the "Replacement Reserve" (as defined in Section 1.8(a) of the Mortgage) and (ii) such funds shall have been disbursed to Landlord, then, provided no Event of Default shall have occurred and be continuing, Landlord shall pay to Tenant any funds so disbursed to Landlord from the Reserve Fund on account of such repair promptly after Landlord's receipt of such funds.

                  (b) If Tenant shall be in default under any of the provisions of this Section 10, Landlord may, after thirty (30) days' notice to Tenant and failure of Tenant to commence to cure during said period or to diligently prosecute such cure to completion once begun, but immediately upon notice in the event of an emergency (that is, imminent danger of injury to persons or material damage to property), do whatever is necessary to cure such default as may be reasonable under the circumstances for the account of and at the expense of Tenant. In the event of an emergency, before Landlord may avail itself of its rights under this Section 10(b), Landlord shall send notice to Tenant of the situation by phone or other available communication. All actual and reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) so incurred by Landlord, together with interest thereon at the Default Rate from the date of payment or incurring the expense, shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand. Landlord and Tenant agree that, in the event of an emergency, expenditures which might otherwise be unreasonable (such as overtime) may nevertheless be reasonable under the circumstances.

                  (c) Tenant shall from time to time replace Equipment which shall have become worn out, obsolete or unusable for the purpose for which it is intended, been taken by a Condemnation as provided in Section 13, or been lost, stolen, damaged or destroyed as provided in Section 15. Tenant shall repair at its sole cost and expense all damage to the Leased Premises caused by the removal of Equipment or any other personal property of Tenant at any time, including upon expiration or termination of this Lease.

         11. Liens Tenant shall not, directly or indirectly, create or permit to be created or to remain, and shall promptly discharge, any lien on any of the Leased Premises, or the Basic Rent, Additional Rent or on any other sums payable by Tenant under this Lease, other than the Mortgage (and any assignment of leases, rents or profits collateral thereto), the Permitted Encumbrances and any mortgage, lien, encumbrance or other charge created by or resulting from any act or omission by Landlord or those claiming by, through or under Landlord, provided, however, that Tenant shall promptly discharge any lien arising out of the breach or failure of Tenant to comply with any obligations arising under any easement agreement with respect to the Leased Premises.

         12. Alterations. (a) Tenant shall not make any Alterations which would result, after giving consideration to the completed alteration, in a material diminution in the value of the Leased Premises or a diminution in the cubic content of the building on the Leased Premises (other than to a de minimis extent) without Landlord's written consent. Tenant may make any other Alterations without the prior written consent of the Landlord provided such Alterations comply with all of the provisions of the following sentence. All Alterations shall be performed in a good and workmanlike manner with materials substantially equivalent in quality to the original work, and shall be expeditiously completed in compliance with all Legal Requirements; all work done in connection with any such Alteration shall comply with all Insurance Requirements; Tenant shall promptly pay all costs and expenses of any such Alteration, and shall discharge all liens filed against any of the Leased Premises arising out of the same; Tenant shall procure and pay for all permits and licenses required in connection with any such Alteration; all such Alterations shall be the property of Landlord and shall be subject to this Lease; and any Alteration the estimated cost of which in any one instance exceeds Fifty Thousand Dollars ($50,000) shall be made under the supervision of a licensed architect or engineer in accordance with detailed plans and specifications which shall be submitted to Landlord at least twenty (20) days prior to the commencement of the Alterations. Upon completion of any Alteration involving structural changes or changes to Building Systems, Tenant will provide as-built plans and specifications or record drawings marked to show such changes to Landlord and Lender.

                  (b) Promptly upon completion of any Alterations,  Tenant shall cause to be delivered to Landlord (1) a certification from an inspecting architect, engineer or other consultant reasonably acceptable to Landlord describing the completed work, verifying the completion of the work substantially in accordance with the plans therefor previously delivered to Landlord and, if applicable, certifying that the Leased Premises is, as a result of such work, in compliance with all applicable Legal Requirements relating to the work so performed, and (2) affidavits, lien waivers or other evidence reasonably satisfactory to Landlord showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished materials or labor to the Leased Premises have been paid all amounts due for such labor and materials furnished to the Leased Premises.

         13.      Condemnation.

                  (a) Immediately upon obtaining knowledge of the institution of any proceeding for Condemnation, Tenant shall notify Landlord thereof and Landlord shall be entitled to participate in any Condemnation proceeding at Tenant's expense. Immediately upon obtaining knowledge of the institution of any proceeding for Condemnation, Landlord shall notify Tenant thereof and Tenant shall have the right to participate in such proceedings at its own expense. Subject to the provisions of this Section 13 and Section 16, Tenant hereby irrevocably assigns to Landlord any award or payment in respect of any Condemnation of the Leased Premises, except that nothing in this Lease shall be deemed to require the assignment to Landlord or Lender of any award or payment on account of Tenant's trade fixtures, or Tenant's other tangible personal property, moving expenses and similar claims, if available, to the extent Tenant shall have a right to make a separate claim therefor against the condemnor; it being agreed, however, that Tenant shall in no event be entitled to any payment that reduces the award to which Landlord is or would be entitled for the condemnation of the Leased Premises.

                  (b) Notwithstanding anything herein to the contrary, Tenant shall have no right to pursue a claim for damage to or loss of Tenant's leasehold estate in the Leased Premises but may pursue a claim for and retain any other separate damages that Tenant may suffer, provided, however, that such award or payment to Tenant is completely separate from, or separately itemized or determined, and shall in no manner reduce the award or payment to Landlord. If, but only to the extent that, the foregoing proviso is not met, Tenant's award or payment shall be considered to be part of the award and deemed assigned to Landlord pursuant to subsection (a) hereof.

                  (c) In the event of any Condemnation of part of the Leased Premises, subject to the requirements of Section 16, the Net Award of such Condemnation shall, to the extent so permitted by the Mortgage, be paid to Landlord and, promptly after such Condemnation, Tenant shall, regardless of the sufficiency of the Net Award, commence and diligently continue to perform the Restoration to the extent physically feasible. Upon the payment to Landlord or Lender of the Net Award of a Condemnation which falls within the provisions of this subparagraph (c), Landlord shall, to the extent received, make available, or cause to be made available, to Tenant for Restoration that portion of the Net Award equal to the cost of Restoration (the "Restoration Award") in accordance with the provisions of Section 16, and the balance remaining shall be paid to Landlord. Notwithstanding any such Condemnation of part of the Leased Premises, the parties' rights and obligations under this Lease shall remain unchanged, including, without limitation, Tenant's obligations to pay Landlord Basic Rent and Additional Rent. Landlord agrees that it shall not, without the prior written consent of Tenant, enter into any amendment to the Mortgage, the effect of which amendment would be (i) to make less favorable to Landlord the conditions upon which any Restoration Award may be released to Landlord by Lender or (ii) to reduce the amount of any Restoration Award that may be so released.

                  (d) In the event of a Requisition of any of the Leased Premises, Landlord shall apply the Net Award of such Requisition, to the extent available, to the installments of Basic Rent, Additional Rent or other sums payable by Tenant hereunder thereafter payable and Tenant shall pay the balance remaining thereafter. Upon the expiration of the Term, any portion of such Net Award attributable to the period following the expiration of the Term shall be retained by Landlord.

                  (e) Except with respect to an award or payment to which Tenant is entitled pursuant to the foregoing provisions of this Section 13, no agreement with any condemnor in settlement of or under threat of any Condemnation shall be made by either Landlord or Tenant without the written consent of the other, which consent shall not be unreasonably withheld or delayed provided such award or payment is applied in accordance with this Lease.

                  (f) If, during the Term, all or any portion of the Leased Premises shall be taken by Condemnation, Tenant's right of possession under this Lease with respect to the Leased Premises or the portion thereof to be taken shall terminate upon the date of such Taking. Notwithstanding such termination of possession, Tenant shall continue to pay Landlord the Basic Rent and Additional Rent due under this Lease for the remainder of the Term, as if such Condemnation had not occurred, as the same would otherwise be due and payable.

                  (g) No Taking of the Leased Premises, or any portion thereof, shall permit Tenant to surrender this Lease, be deemed a constructive ejectment or eviction or otherwise release Tenant from its liability to pay to Landlord the Basic Rent and Additional Rent payable under this Lease or to perform any of its other obligations under this Lease for the remainder of the Term. Tenant waives any rights now or hereafter conferred upon Tenant by present or future Legal Requirements or recorded covenants, restrictions, easement agreements or declarations, or at equity, or otherwise to terminate, quit or surrender this Lease or the Leased Premises, or any portion thereof, to Landlord, or, except as otherwise expressly provided herein, to any suspension, diminution, abatement or reduction of Basic Rent or Additional Rent or the performance of any of its obligations on account of such Taking.

         14.      Insurance.

                  (a) Tenant shall maintain at its sole cost and expense the following insurance on the Leased Premises:

                           (i)      Insurance against loss or damage to the
Leased Premises by fire,
windstorm, tornado and hail and against loss and damage by such other, further and additional risks as may be now or hereafter embraced by an "all-risk" or "special form" type of insurance policy. The amount of such insurance shall be not less than one hundred percent (100%) of the full replacement cost (insurable value) of the Improvements (as established by an MAI appraisal), without reduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing such coverage or, at Landlord's election, by reference to such indices, appraisals or information as Landlord determines in order to reflect increased value due to inflation. Absent such annual adjustment, each policy shall contain inflation guard coverage insuring that the policy limit will be increased over time to reflect the effect of inflation. Full replacement cost, as used herein, means, with respect to the Improvements, the cost of replacing the Improvements without regard to deduction for depreciation, exclusive of the cost of excavations, foundations and footings below the lowest basement floor. Tenant shall also maintain insurance against loss or damage to furniture, furnishings, fixtures, equipment and other items (whether personalty or fixtures) included in the Leased Premises from time to time to the extent applicable. Each policy shall contain a replacement cost endorsement and either an agreed amount endorsement (to avoid the operation of any co-insurance provisions) or a waiver of any co-insurance provisions, all subject to Landlord's approval. The maximum deductible shall be $50,000.00.

                           (ii)     Commercial General Liability Insurance
against claims for personal
injury, bodily injury, death and property damage occurring on, in or about the Leased Premises or the Improvements in amounts not less than $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate plus umbrella coverage in an amount not less than $2,000,000. Landlord hereby retains the right to periodically review the amount of said liability insurance being maintained by Tenant and to require an increase in the amount of said liability insurance should Landlord or Lender deem an increase to be prudent under then existing circumstances.

                           (iii)    Boiler and machinery insurance is required
if steam boilers or other
pressure-fired vessels are in operation at the Leased Premises. Minimum liability coverage per accident must equal the greater of the replacement cost (insurable value) of the Improvements housing such boiler or pressure-fired machinery or $2,000,000.00. If one or more large HVAC units is in operation at the Leased Premises, "Systems Breakdowns" coverage shall be required, as determined by Landlord or Lender. Minimum liability coverage per accident must equal the value of such unit(s).

                           (iv)     If the Improvements or any part thereof is
situated in an area
designated by the Federal Emergency Management Agency ("FEMA") as a special flood hazard area (Zone A or Zone V), flood insurance in an amount equal to the lesser of: (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis (or the unpaid balance of the Note if replacement cost coverage is not available for the type of building insured), or (b) the maximum insurance available under the appropriate National Flood Insurance Administration program. The maximum deductible shall be $3,000.00 per building or a higher minimum amount as required by FEMA or other applicable law.

                           (v)      During the period of any construction,
renovation or alteration of
the existing Improvements which exceeds the lesser of 10% of the principal amount of the Note or $500,000, at Landlord's or Lender's request, a completed value, "All Risk" Builder's Risk form or "Course of Construction" insurance policy in non-reporting form, in an amount approved by Landlord, may be required. During the period of any construction of any addition to the existing Improvements, a completed value, "All Risk" Builder's Risk form or "Course of Construction" insurance policy in non-reporting form, in an amount approved by Landlord, shall be required.

                           (vi)     When required by applicable law, ordinance
or other regulation,
Worker's Compensation and Employer's Liability Insurance covering all persons subject to the worker's compensation laws of the state in which the Leased Premises is located.

                           (vii)    Business income (loss of rents) insurance in
 amounts sufficient to
compensate Landlord for all Basic Rent and Additional Rent during a period of not less than twelve (12) months. The amount of coverage shall be adjusted annually to reflect the Basic Rent and Additional Rent payable during the succeeding twelve (12) month period.

                           (viii)   Such other insurance on the Leased Premises
or on any replacements or
substitutions thereof or additions thereto as may from time to time be required by Landlord or Lender against other insurable hazards or casualties which at the time are commonly insured against in the case of property similarly situated including, without limitation, Sinkhole, Mine Subsidence, Earthquake and Environmental insurance, due regard being given to the height and type of buildings, their construction, location, use and occupancy.

                  (b) All such insurance shall (i) be with insurers fully licensed and authorized to do business in the state within which the Leased Premises is located and who have and maintain a rating of at least (A) A from Standard & Poors, or equivalent or (B) A-V or higher from A.M. Best, (ii) contain the complete address of the Premises (or a complete legal description),
(iii) be for terms of at least one year, and (iv) be subject to the approval of Landlord and Lender as to insurance companies, amounts, content, forms of policies, method by which premiums are paid and expiration dates, and (vi) include a standard, non-contributory, mortgagee clause naming EXACTLY:
         First Union National Bank,
         its Successors and Assigns ATIMA
Attn.:  Commercial Mortgage Servicing
P.O. Box 20068
Charlotte, NC 28202

(x) as an additional insured under all liability insurance policies, (y) as the first mortgagee on all property insurance policies and (z) as the loss payee on all loss of rents or loss of business income insurance policies.

                  (c) Tenant shall, as of the date hereof, deliver to Landlord and Lender evidence that such insurance policies have been paid current as of the date hereof and certified copies of such insurance policies and original certificates of insurance signed by an authorized agent of the applicable insurance companies evidencing such insurance satisfactory to Landlord and Lender. Tenant shall renew or cause to be renewed all such insurance and deliver to Landlord and Lender certificates and policies evidencing such renewals at least thirty (30) days before any such insurance shall expire. Tenant further agrees that each such insurance policy: (i) shall provide for at least thirty
(30) days' prior written notice to Landlord and Lender prior to any policy reduction or cancellation for any reason other than non-payment of premium and at least ten (10) days' prior written notice to Landlord and Lender prior to any cancellation due to non-payment of premium; (ii) shall contain an endorsement or agreement by the insurer that any loss shall be payable to Lender in accordance with the terms of such policy notwithstanding any act or negligence of Landlord or Lender which might otherwise result in forfeiture of such insurance; (iii) shall waive all rights of subrogation against Landlord and Lender; (iv) in the event that the Leased Premises or the Improvements constitutes a legal non-conforming use under applicable building, zoning or land use laws or ordinances, shall include an ordinance or law coverage endorsement which will contain Coverage A: "Loss Due to Operation of Law" (with a minimum liability limit equal to replacement cost With Agreed Value Endorsement), Coverage B:
"Demolition Cost" and Coverage C: "Increased Cost of Construction" coverages; and (v) may be in the form of a blanket policy provided that, in the event that any such coverage is provided in the form of a blanket policy, Tenant hereby acknowledges and agrees that failure to pay any portion of the premium therefor which is not allocable to the Leased Premises or by any other action not relating to the Leased Premises which would otherwise permit the issuer thereof to cancel the coverage thereof, would require the Leased Premises to be insured by a separate, single-property policy. The blanket policy must properly identify and fully protect the Leased Premises as if a separate policy were issued for 100% of replacement cost at the time of loss and otherwise meet all of the applicable insurance requirements set forth in this Section 14. In the event Tenant fails to provide, maintain, keep in force or deliver and furnish (or cause to be provided, maintained, kept in force or delivered and furnished) to Landlord and Lender the policies of insurance required by this Lease or evidence of their renewal as required herein, Landlord may, but shall not be obligated to, procure such insurance and Tenant shall pay all amounts advanced by Landlord therefor, together with interest thereon at the Default Rate from and after the date advanced by Landlord until actually repaid by Tenant, promptly upon demand by Landlord. Any amounts so advanced by Landlord, together with interest thereon, shall be Additional Rent. Neither Landlord nor Lender shall not be responsible for nor incur any liability for the insolvency of the insurer or other failure of the insurer to perform, even though Landlord or Lender has caused the insurance to be placed with the insurer after failure of Tenant to furnish such insurance.

                  (d) Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required in this Section 14 to be furnished by Tenant unless Landlord and Lender are included therein as an insured, as their interest may appear, with loss payable as in this Lease provided. Tenant shall immediately notify Landlord and Lender of the taking out of any such separate insurance and shall cause the policies therefor to be delivered as required in subsection (c) hereof.

         15.      Damage, Destruction.

                  (a) In the event of any  damage or  destruction  of the Leased
Premises (a "Casualty"), Tenant shall give Landlord immediate notice thereof. If such Casualty shall result in a loss which does not exceed an amount (the "Section 15(a) Amount") equal to the lesser of (i) One Hundred Thousand Dollars ($100,000) and (ii) five percent (5%) of the then unpaid balance of the Note, Tenant shall adjust, collect and compromise the resulting claim, with the consent of Lender and of Landlord, which consent of Landlord shall not to be unreasonably withheld or delayed, and Landlord and Lender shall have the right to join with Tenant therein. If the estimated cost of Restoration or repair shall be less than or equal to the Section 15(a) Amount and the proceeds of any insurance required under Section 14(a) shall be received by Landlord, Landlord shall pay such proceeds to Tenant. In all other events, any proceeds received by Landlord shall be paid to a Trustee which shall be a federally insured bank or other financial institution selected by Landlord and Tenant and reasonably satisfactory to Lender (the "Trustee"). If the Leased Premises shall be covered by a Mortgage, Lender, if it so desires, shall be the Trustee. Each insurer is hereby authorized and directed to make payment under said policies directly to such Trustee; and Tenant hereby appoints such Trustee as Tenant's attorney-in-fact to endorse any draft therefor for the purposes set forth in this Lease after approval by Tenant of such Trustee, if Trustee is other than Lender, such approval not to be unreasonably withheld or delayed.

                  (b) In the event of any Casualty (whether or not insured against) resulting in damage to the Leased Premises or any part thereof, the Term shall nevertheless continue and there shall be no abatement or reduction of Basic Rent, Additional Rent or any other sums payable by Tenant hereunder; provided, however, that the Basic Rent and Additional Rent shall be abated to the extent of any net insurance proceeds received by Landlord and/or Lender with respect to the policy of business income (loss of rents) insurance required to be maintained by Tenant pursuant to Section 14(a)(vii). The Net Proceeds of such insurance payment shall be retained by the Trustee and, promptly after such Casualty, Tenant shall commence and diligently continue to perform to completion the Restoration to the Leased Premises. Upon payment to the Trustee of such Net Proceeds, the Trustee shall make the Net Proceeds available to Tenant for restoration, in accordance with the provisions of Section 16. Tenant shall, whether or not the Net Proceeds are sufficient for the purpose, promptly repair or replace the Improvements as nearly as possible to their value and condition and character immediately prior to such event and otherwise in accordance with all Insurance Requirements and Legal Requirements and the provisions of this Lease and the Net Proceeds of such loss shall thereon be payable to Tenant, subject to the provision of Section 16 hereof. Landlord agrees that it shall not, without the prior written consent of Tenant, enter into any amendment to the Mortgage, the effect of which amendment would be (i) to make less favorable to Landlord the conditions upon which any Net Proceeds may be released to Landlord by Lender or (ii) to reduce the amount of any Net Proceeds that may be so released.

                  (c) In the event that any Casualty shall occur that would have been covered by the insurance specified in section 14(a)(i) but for the fact that it was not maintained, Tenant shall pay to the Trustee the amount of the proceeds that would have been payable had such insurance been in effect (the "Tenant Insurance Payment").

         16.   Disbursement   of  the  Restoration   Fund.
The Net Proceeds and Tenant Insurance Payment (the aggregate of which and any interest being herein defined as the "Restoration Fund") received by the Trustee shall be disbursed by the Trustee in accordance with the following conditions:

                  (a) At the time of any disbursement, no Event of Default shall have occurred and be continuing and no mechanics or materialmen's liens shall have been filed and remain undischarged and unbonded.

                  (b) If the cost of Restoration exceeds One Hundred Thousand Dollars ($100,000) prior to commencement of the Restoration, the architects, contracts, contractors, plans and specifications for the Restoration shall have been approved by Landlord, which approval shall not be unreasonably withheld or delayed.

                  (c) Each request for disbursement shall be accompanied by a certificate of Tenant, signed by the President, Treasurer or any Vice President of Tenant, describing the completed work for which payment is requested. stating the cost incurred in connection therewith and stating that Tenant has not previously received payment for such work and the certificate to be delivered by Tenant upon completion of the work shall, in addition, state that the work has been completed and complies with the applicable requirements of this Lease and all Legal Requirements and Insurance Requirements.

                  (d) Disbursements shall be made from time to time in an amount not exceeding the cost of the work completed since the last disbursement (the "Invoiced Cost") upon receipt of (1) satisfactory evidence, including architects' certificates, of the stage of completion, of the estimated cost of completion and of performance of the work to date in a good and workmanlike mariner in accordance with the contracts, plans and specifications approved by Landlord, (2) waivers of the general contractors lien, (3) a satisfactory bring down of title insurance, and (4) other evidence of cost and payment so that Landlord can verify that the amounts disbursed from time to time are represented by work that is completed in place and free and clear of mechanics' liens.

                  (e) In connection with each disbursement, the Trustee may continue to retain in the Restoration Fund ten percent (10%) of the related Invoiced Cost until the Restoration is fully completed and the Leased Premises are available for their intended use, in the reasonable judgment of the Lender, including the issuance of any necessary certificate of occupancy.

                  (f)  The  Restoration   Fund  shall  be  kept  in  a  separate
interest-bearing account federally insured to the extent applicable. Any such interest shall become a part of the Restoration Fund.

         Prior to commencement of Restoration and at any time during Restoration, if the estimated cost of Restoration, as reasonably determined by Landlord or Lender, exceeds the amount of the Restoration Fund, the amount of such excess shall be paid by Tenant to the Trustee to be added to the Restoration Fund prior to any further disbursement or Tenant shall fund at its own expense the costs of such Restoration until the remaining Restoration Fund is sufficient for the completion of the Restoration. Any sum remaining in the Restoration Fund which remains in the Restoration Fund upon the completion of Restoration shall be paid to Landlord. For purposes of determining the source of funds with respect to the disposition of funds remaining after the completion of Restoration, the Net Proceeds or the Restoration Award shall be deemed to be disbursed prior to any amount added by Tenant.

         17.      Subordination to Financing

                  (a) Subject to the following provisions of this Section 17(a), Tenant agrees that this Lease shall be subject and subordinate to the Mortgage, including any amendments, increases, extensions, renewals or refinancings thereof, and Tenant agrees, upon demand, without cost, to execute instruments as may be required to further effectuate or confirm such subordination; provided, however, that such subordination shall be conditioned upon Lender entering into with Tenant a Subordination, Non-Disturbance and Attornment Agreement in form and substance reasonably acceptable to Lender and Tenant.

                  (b)  Notwithstanding  the provisions of subsection (a) of this
Section 17, the holder of the Mortgage to which this Lease is subject and subordinate, as provided in said subsection (a), shall have the right, at its sole option, at any time, to subordinate and subject the Mortgage, in whole or in part, to this Lease by recording a unilateral declaration to such effect.

                  (c) At any time prior to the  expiration  of the Term,  Tenant agrees, at the election and upon demand of any owner (each, a "Successor Owner") of the Leased Premises, including the Lender or a purchaser at a foreclosure sale, to attorn, from time to time, to any such Successor Owner, upon the then executory terms and conditions of this Lease, for the remainder of the term originally demised in this Lease and for any renewal term, provided that such Successor Owner shall then be entitled to possession of the Leased Premises subject to the provisions of this Lease. The provisions of this subsection (c) shall enure to the benefit of any such Successor Owner, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the foreclosure of the Mortgage, shall be self operative upon any such demand, and no further instrument shall be required to give effect to said provisions.

                  (d) Tenant agrees for the benefit of Lender that Tenant will not, without in each case the prior written consent of Lender (i) amend, modify, cancel or surrender the term of this Lease, or enter into any agreement with Landlord so to do, or (ii) pay any installment of Basic Rent more than one (1) month in advance of the due date thereof or otherwise than in the manner provided for in this Lease.

         18.      Assignment, Subleasing.

                  (a) Tenant is currently in occupancy and is operating its business at the Leased Premises. Provided that no Event of Default shall have occurred and be continuing, Tenant may sublet the Leased Premises in whole or in part without the consent of Landlord. Except as expressly permitted below, Tenant shall not assign its interest in this Lease without the prior written consent of Landlord and Lender. The assignment of this Lease by Tenant named herein (the "Original Tenant") to the parent, a wholly owned subsidiary or an affiliate of Tenant shall not require the consent of Landlord and Lender. An "affiliate" of Tenant shall mean any corporation, partnership or other business entity which controls or is controlled by, or is under common control with Tenant. The word "control" (including "controlled by", "under common control with" and "controlling") as used with respect to any corporation, partnership or other business entity, shall mean the possession of the power to direct or cause the direction of the management and policies of such corporation, partnership or other business entity, whether through the ownership of voting securities or contract. No sublease under, or assignment of this Lease shall relieve Tenant of its obligations hereunder, which shall continue jointly and severally with any such assignee as the obligations of a principal and not as the obligations of a surety or a guarantor.

                  (b) Either a transfer (including the issuance of treasury stock or the creation and issuance of new stock or a new class of stock) of a controlling interest in the shares of Tenant (if Tenant is a corporation or trust) or a transfer of a majority of the total interest in Tenant (if Tenant is a partnership or other entity) at any one time or over a period of time through a series of transfers, shall be deemed an assignment of this Lease and shall be subject to all of the provisions of this Section 18, including, without limitation, the requirement that Tenant obtain Landlord's prior consent thereto. The transfer of shares of Tenant (if Tenant is a corporation or trust) for purposes of this Section 18(b) shall not include the sale of shares effected through the "over-the-counter market" or through any recognized stock exchange.

                  (c) Each sublease of the Leased Premises or any part thereof shall be subject and subordinate to the provisions of this Lease. Tenant agrees that in the case of an assignment, Tenant shall, within fifteen (15) days after the execution and delivery of any such assignment, deliver to Landlord and Lender (i) a duplicate original of such assignment in recordable form and (ii) an agreement executed and acknowledged by the assignee in recordable form wherein the assignee shall agree to assume and agree to observe and perform all of the terms and provisions of this Lease on the part of the Tenant to be observed and performed from and after the date of such assignment, and, in the case of a sublease, Tenant shall, within fifteen (15) days after the execution and delivery of such sublease, deliver to Landlord and Lender a duplicate original of such sublease.

                  (d) Upon the occurrence of an Event of Default under this Lease, Landlord shall have the right to collect and enjoy all rents and other sums of money payable under any sublease of any of the Leased Premises, and Tenant hereby irrevocably and unconditionally assigns such rents and money to Landlord, which assignment may be exercised upon and after (but not before) the occurrence of an Event of Default.


         19. Conditional Limitations--Default Provisions. The following shall constitute events of default ("Events of Default") hereunder:

                  (a) If default shall be made in the due and punctual payment to Landlord of any installment of Basic Rent payable under the Lease or any part thereof when and as the same shall have become due and payable, and such default shall continue for a period of three (3) days after Notice from Landlord or Lender; or

                  (b) If default shall be made in the due and punctual payment of any Additional Rent payable by Tenant under this Lease or any part thereof when and as the same shall become due and payable, and such default shall continue for a period of fifteen (15) days after Notice from Landlord or Lender; or

                  (c) If any of the representations and warranties made by Tenant in this Lease shall prove untrue in any material respect, and Tenant shall fail to make such representations and warranties true (if such default is capable of being remedied) within fifteen (15) days after Notice thereof from Landlord or Lender to Tenant or, if such default cannot with all due diligence be cured within such period of fifteen (15) days but is susceptible of being cured within a longer period of time, Tenant fails to proceed with all due diligence within such period of fifteen (15) days to cure the same and thereafter to prosecute the curing of such default with all due diligence (it being intended that if such default is susceptible of being cured but cannot with all due reasonable diligence be cured within such period of fifteen (15) days that the time of Tenant within which to cure the same shall be extended for such period of time as may be necessary to complete the curing thereof with all due diligence); or

                  (d) If default shall be made by Tenant in the performance of or compliance with any of the provisions contained in this Lease (other than those referred to in the foregoing subsections (a), (b) and (c) and such default shall continue for a period of thirty (30) days after notice thereof from Landlord to Tenant, or, in the case of a default or a contingency which is susceptible of being cured but which cannot with all due diligence be cured within such period of thirty (30) days, Tenant fails to proceed with all due diligence within such period of thirty (30) days to cure the same and thereafter to prosecute the curing of such default with all due diligence (it being intended that in connection with a default susceptible of being cured but which cannot with all due diligence be cured within such period of thirty (30) days that the time of Tenant within which to cure the same shall be extended for such period as may be necessary to complete the curing thereof with all due diligence); or

                  (e) If Tenant or, in the event the Lease shall have been assigned, the Tenant named herein (the "Original Tenant"), or any Guarantor as the case may be, shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent or shall file any petition or answer seeking any reorganization, arrangement, recapitalization, readjustment, liquidation, dissolution or similar relief under any present or future Federal Bankruptcy Code or any other present or future applicable law relating to relief for debtors ("Bankruptcy Law"), or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant, Original Tenant, or any Guarantor as the case may be, or of all or any substantial part of its or their properties or of the Leased Premises, or shall make an assignment for the benefit of creditors, or shall admit in writing its or their inability to pay its debts generally as the same become due; or

                  (f)  If  within  one  hundred  twenty  (120)  days  after  the commencement  of  any  proceedings  against  Tenant,  Original  Tenant,  or  any
Guarantor as the case may be, seeking any reorganization, arrangement, recapitalization, readjustment, liquidation, dissolution or similar relief under any Bankruptcy Law, such proceedings shall not have been dismissed, or if, within ninety (90) days after the appointment, without the consent or acquiescence of Tenant, Original Tenant, or any Guarantor as the case may be, of any trustee, receiver or liquidator of Tenant, Original Tenant, or any Guarantor as the case may be, or of all or any substantial part of its or their properties or the Leased Premises, such appointment shall not have been vacated or stayed on appeal or otherwise, or within one hundred twenty (120) days after the expiration of any such stay such appointment shall not have been vacated, or if within ninety (90) days, an execution, warrant, attachment, garnishment levied or fixed against the Leased Premises, or any part thereof, or against Tenant, Original Tenant, or any Guarantor as the case may be, shall not be vacated or discharged; or

                  (g) If Original Tenant shall not be the then Tenant and the then Tenant shall cease to be the parent, an affiliate or a wholly owned subsidiary of Original Tenant; or

                  (h) If the provisions of Section 18 restricting assignments of this Lease or any interest therein, or interests in Tenant, or the admission of new or additional partners or shareholders to Tenant, shall be violated; or

                  (i) If the Lender shall declare an "Event of Default" under the Mortgage or accelerate the maturity of the indebtedness secured thereby or if such Mortgage shall be foreclosed.

         20. Landlord's Remedies. After the occurrence of an Event of Default by Tenant, Landlord shall have the right to exercise the following remedies:

                  (a) Landlord may, at its option, continue this Lease in full force and effect, without terminating Tenant's right to possession of the Leased Premises, in which event Landlord shall have the right to collect Basic Rent, Additional Rent and all other charges when due. In the alternative, Landlord shall have the right to peaceably re-enter the Leased Premises on the terms set forth in subparagraph (b) below, but without such re-entry being deemed a termination of the Lease or an acceptance by Landlord of a surrender thereof. Landlord shall also have the right at its option, from time to time, without terminating this Lease, to relet the Leased Premises, or any part thereof, with or without legal process, as the agent, and for the account, of Tenant upon such terms and conditions as Landlord may deem advisable (which terms may be materially different from the terms of this Lease) in which event the rents received on such reletting shall be applied (i) first to the reasonable expenses of such reletting and collection, including without limitation necessary renovation and alterations of the Leased Premises, reasonable attorneys' fees and any reasonable real estate commissions paid, and (ii) thereafter toward payment of all sums due or to become due Landlord hereunder. If a sufficient amount to pay such expenses and sums shall not be realized or secured, then Tenant shall pay Landlord any such deficiency monthly, and Landlord may bring an action therefor as such monthly deficiency shall arise. Landlord shall not, in any event, be required to pay Tenant any sums received by Landlord on a reletting of the Leased Premises in excess of the rent provided in this Lease, but such excess shall reduce any accrued present or future obligations of Tenant hereunder. Landlord's reentry and reletting of the Leased Premises without termination of this Lease shall not preclude Landlord from subsequently terminating this Lease as set forth below.

                  (b) Landlord may terminate this Lease by written notice to Tenant specifying a date therefor, which shall be no sooner than thirty (30) days following notice to Tenant, and this Lease shall then terminate on the date so specified as if such date had been originally fixed as the expiration date of the Term. In the event of such termination, Landlord shall be entitled to recover from Tenant the worth at the time of the award of all of the following:

                           (i)      Any  obligation  which has accrued  prior to
the date of  termination, plus,

                           (ii)     the amount by which the unpaid Basic Rent
and all other  charges which
would have accrued after termination until the time of award exceeds the amount of any sums which Landlord has (or Tenant proves that Landlord could reasonably have) received in mitigation, plus,

                           (iii)    the  amount  by which  the  unpaid  rent for
 the  balance  of the Term
(excluding any option periods or portions thereof) after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided (it being understood that Landlord shall not have any duty to mitigate its damages hereunder (including, but not limited to, any duty to relet or re-lease the Leased Premises), regardless of the use or mitigation costs in the calculations described above), plus

                           (iv)     the amount of any  prepayment  premium or
penalty  required to be paid
in connection with the declaration of an Event of Default under, or the acceleration of the indebtedness secured by, the Mortgage.

         As used in this Section the term, "worth at the time of the award", shall be computed by (1) allowing simple interest on amounts payable prior to the time of the award, from the date(s) due and payable, at an accrual rate equal to the "Treasury Constant Maturity Index" (as hereinafter defined) plus one percent (1%) and (2) discounting to net present value anticipated future obligations using the Treasury Constant Maturity Index plus one percent (1%). As used herein the term "Treasury Constant Maturity Yield Index" shall mean the average yield for "This Week" with respect to the U.S. Treasury security having a maturity coterminous with the remaining Term of this Lease as reported by the Federal Reserve Board in Federal Reserve Statistical Release H.15(519) during the second full week preceding the date upon which the default occurred that gave rise to the right on the part of Landlord to terminate this Lease; if there is no Treasury Constant Maturity Yield Index for a U.S. Treasury security having a maturity coterminous with the remaining Term of this Lease, then the index shall be equal to the weighted average yield to maturity of the Treasury Constant Maturity Yield Indices with maturities next longer and shorter than such remaining average life to maturity, calculated by averaging (and rounding upward to the nearest whole multiple of 1/100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Treasury Constant Maturity Yield Indices (rounded, if necessary, to the nearest 1/100 of 1% with any figure of 1/200 of 1% or above rounded upward).

                  (c) Landlord may recover from Tenant, and Tenant shall pay to Landlord upon demand, as Additional Rent such reasonable and actual expenses as Landlord may incur in recovering possession of the Leased Premises, placing the same in good order and condition and repairing the same for reletting, and all other reasonable and actual expenses, concessions and charges incurred by Landlord in exercising any remedy provided herein or as a result of any Event of Default by Tenant hereunder (including without limitation reasonable attorneys' fees and related costs).

         The various rights and remedies reserved to Landlord herein are cumulative, the rights and remedies described in subsections (a), (b) and (c) hereof shall survive termination of this Lease and Landlord may pursue any and all such rights and remedies and any other available to Landlord under applicable law or equity, whether at the same time or otherwise (to the extent not inconsistent with specific provisions of this Lease).

         21. Notices. All notices, demands, requests, consents, approvals, offers, statements and other instruments or communications required or permitted to be given pursuant to the provisions of this Lease (collectively "Notice" or "Notices") shall be in writing and shall be deemed to have been given for all purposes (i) two (2) Business Days after having been sent by United States mail, by registered or certified mail, return receipt requested, postage prepaid, addressed to the other party at its address as stated below, or (ii) one (1) Business Day after having been sent by Federal Express or other nationally recognized air courier service to the addresses stated below:

                  (a) If to Landlord, at the address set forth on the first page of this Lease.

                  (b) If to Tenant, at the address set forth on the first page of this Lease,

With a copy to:

                                    Wyche, Burgess, Freeman & Parham, P.A.
                                    P.O. 728
                                    44 East Camperdown Way (29601)
                                    Greenville, South Carolina 29602
                                    Attention:  Larry D. Estridge, Esq.

If any Lender shall have advised Tenant by Notice in the manner aforesaid that it is the holder of a Mortgage and stating in said Notice its address for the receipt of Notices, then simultaneously with the giving of any Notice by Tenant to Landlord, Tenant shall serve one or more copies of such Notice upon Lender in the manner aforesaid. For the purposes of this Section, any party may substitute its address by giving fifteen (15) days' notice to the other party in the manner provided above.

         22. Memorandum of Lease: Estoppel Certificates. (a) Upon the request of either party, Landlord and Tenant, at the sole cost and expense of Tenant, shall execute, deliver and record, file or register from time to time all such instruments as may be required or permitted by any present or future law in order to evidence the respective interests of Landlord and Tenant in any of the Leased Premises, and shall cause a memorandum or short-form of this Lease, and any supplement hereto or to such other instrument, if any, as may be appropriate, to be recorded, filed or registered and re-recorded, refiled or re-registered in such manner and in such places as may be required or permitted by any present or future law in order to give public notice and protect the validity of this Lease. In the event of any discrepancy between the provisions of said recorded memorandum of this Lease or any other recorded instrument referring to this Lease and the provisions of this Lease, the provisions of this Lease shall prevail.

                  (b) Landlord and Tenant shall, at any time and from time to time, upon not less than twenty days' prior written request by the other (or, in the case of an estoppel certificate requested of either, upon not less than twenty days' prior written request of Lender), execute, acknowledge and deliver to the other a statement in writing, executed by Landlord or Tenant or, if other than an individual, by a President, Vice President or authorized general partner, principal officer or agent certifying (i) that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, setting forth such modifications), (ii) the dates to which Basic Rent payable hereunder has been paid, (iii) that to the knowledge of the party executing such certificate no default by either Landlord or Tenant exists hereunder that has not been cured within any applicable cure period or specifying each such of which such party may have knowledge; (iv) the remaining Term hereof; and (v) with respect to a certificate signed by Tenant, that to the knowledge of the party executing such certificate, there are no proceedings pending or threatened against Tenant before or by an court or administrative agency which if adversely decided would materially and adversely affect the financial condition and operations of Tenant or if any such proceedings are pending or threatened to said party's knowledge, specifying and describing the same. It is intended that any such statements may be relied upon by Lender, the recipient of such statements or their assignees or by any prospective mortgagee, purchaser, assignee or subtenant of the Leased Premises.

         23. Surrender and Holding Over. Upon the expiration or earlier termination of this Lease, Tenant shall peaceably leave and surrender the Leased Premises to Landlord in good condition, reasonable wear and tear excepted. Tenant may remove at Tenant's sole cost and expense from the Leased Premises on or prior to such expiration or earlier termination Tenant's trade fixtures and personal property which are owned by Tenant or third parties other than Landlord, and Tenant at its expense shall, on or prior to such expiration or earlier termination, repair any damage caused by such removal. Tenant's trade fixtures and personal property not so removed at the end of the Term or within thirty (30) days after the earlier termination of the Term for any reason whatsoever shall become the property of Landlord, and Landlord may thereafter cause such property to be removed from the Leased Premises. Landlord shall not in any manner or to any extent be obligated to reimburse Tenant for any property which becomes the property of Landlord as a result of such expiration or earlier termination. Upon such expiration or earlier termination, no party shall have any further rights or obligations hereunder except as specifically provided herein. Any holding over by Tenant of the Leased Premises after the expiration or earlier termination of the term of this Lease or any extensions thereof, with the consent of Landlord, shall operate and be construed as tenancy from month to month only, at one hundred fifty percent (150%) of the Basic Rent reserved herein and upon the same terms and conditions as contained in this Lease. Notwithstanding the foregoing, any holding over without Landlord's consent shall entitle Landlord, in addition to collecting Basic Rent at a rate of one hundred fifty percent (150%) thereof, to exercise all rights and remedies provided by law or in equity, including the remedies of Section 20.

         24. No Merger of Title24.   There shall be no merger
of this Lease nor of the leasehold estate created by this Lease with the fee estate in or ownership of any of the Leased Premises by reason of the fact that the same person, corporation, firm or other entity may acquire or hold or own, directly or indirectly, (i) this Lease or the leasehold estate created by this Lease or any interest in this Lease or in such leasehold estate and (ii) the fee estate or ownership of any of the Leased Premises or any interest in such fee estate or ownership. No such merger shall occur unless and until all persons, corporations, firms and other entities having any interest in (x) this Lease or the leasehold estate created by this Lease and (y) the fee estate or ownership of the Leased Premises including, without limitation, Lender's interest therein, or any part thereof sought to be merged shall join in a written instrument effecting such merger and shall duly record the same.

         25. Landlord Exculpation. (a) The term "Landlord" as used herein means only the owner for the time being of the Demised Premises or the holder of a lease of the Leased Premises, and, in the event of any transfer of Landlord's interest in the Leased Premises after the Commencement Date (herein called a "Transfer"), the seller, assignor or transferor shall be, and hereby is, except as stated below, freed and relieved of all covenants and obligations of Landlord under this Lease arising or to be performed after the date of such Transfer, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the transferee pursuant to any such Transfer, that the transferee has assumed and agreed to carry out any and all covenants and obligations of Landlord arising or to be performed under this Lease after the date of such Transfer (and before such date if not performed by the transferor), except that no Transfer shall free any party from its obligations to (i) pay to Tenant any amount due to Tenant immediately prior to such Transfer, or (ii) apply any insurance proceeds or condemnation awards as required by this Lease.

         (b) Except for the obligations described above in clauses (i) and (ii) of subsection (a) hereof, if Landlord shall be in default with respect to any obligation hereunder, Tenant agrees to look for satisfaction solely to the equity of Landlord in the Leased Premises, and no other assets of Landlord (which term for purposes hereof shall be deemed to include any mortgagee as mortgagee in possession), or of any partners, venturers, or principals, direct or indirect, comprising Landlord, or of any stockholders, directors or officers of Landlord, or of any of their heirs, personal representatives, successors and assigns shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies, it being intended hereby to limit the assets of Landlord available for the satisfaction of any judgment against Landlord to Landlord's equity in the Leased Premises.

         26.      Hazardous Substances.

                  (a) Tenant represents and warrants that it will not on, about, or under the Leased Premises, make, treat or dispose of any "hazardous substances" as that term is defined in the Comprehensive Environmental Response, Compensation and Liability Act, and the rules and regulations promulgated pursuant thereto, as from time to time amended, 42 U.S.C. ' 9601 et seq. (the "Act"), but the foregoing shall not prevent the use to the extent necessary and customary in normal retail operations of any such substances in accordance with applicable laws and regulations and Tenant represents and warrants that it will at all times comply with the Act and any other federal, state or local laws, rules or regulations governing Hazardous Materials. Hazardous Materials as used herein shall include, without limitation, all chemicals, petroleum, crude oil or any fraction thereof, hydrocarbons, polychlorenated biphenyls (PCBs), asbestos, asbestos-containing materials and/or products, urea formaldehyde, or any substances which are classified as "hazardous" or "toxic" under the Act, hazardous waste as defined under the Solid Waste Disposal Act, as amended 42 U.S.C. ' 6901; air pollutants regulated under the Clean Air Act, as amended, 42 U.S.C. ' 7401, et seq.; pollutants as defined under the Clean Water Act, as amended, 33 U.S.C. ' 1251, et seq., any pesticide as defined by Federal Insecticide, Fungicide, and Rodenticide Act, as amended, 7 U.S.C. ' 136, et seq., any hazardous chemicals substance or mixture or imminently hazardous substance or mixture regulated by the Toxic Substances Control Act, as amended. 15 U.S.C. '2601, et seq., any substance listed in the United States Department of Transportation Table at 45 CFR 172.101; any chemicals included in regulations promulgated under the above listed statutes or any modifications thereof or successor statutes thereto; any explosives, radioactive material, and any chemical regulated by state statutes similar to the federal statutes listed above and regulations promulgated under such state statutes.

                  (b) To the extent  required  by the Act  and/or  any  federal, state or local laws, rules or regulations governing Hazardous Materials, Tenant shall remove any hazardous substances (as defined in the Act) and Hazardous Materials (as defined above) whether now or hereafter existing on the Leased Premises and whether or not arising out of or in any manner connected with Tenant's occupancy of the Leased Premises during the Initial Term or any extension or renewal Term thereof. Tenant shall and hereby does agree to defend, indemnify, and hold Lender and Landlord, their officers, directors, shareholders, partners and employees harmless from and against any and all causes of actions, suits, demands or judgments of any nature whatsoever, losses, damages. penalties, expenses, fees, claims, costs (including response and remedial costs), and liabilities, including, but not limited to, attorneys' fees and costs of litigation, arising out of or in any manner connected with (i) the violation of any applicable federal, state or local environmental law with respect to the Leased Premises; the "release" or "threatened release" of or failure to remove, as required by, this Section "hazardous substances" (as defined in the Act) and Hazardous Materials (as defined above) from the Leased Premises or any portion or portions thereof, now or hereafter existing during the Initial Term and any extension or renewal Term whether or not arising out of or in any manner connected with Tenants' occupancy of the Leased Premises during the Initial Term or any extension or renewal Term.

                  (c) The Tenant represents and warrants that it will not install any underground storage tank without specific, prior written approval from the Landlord, which may be withheld in its sole discretion. The Tenant will not store combustible or flammable materials on the Leased Premises in violation of the Act and any other federal, state or local laws, rules or regulations governing Hazardous Materials.

         27. Entry by Landlord. Landlord and its authorized representatives shall have the right upon reasonable notice (which shall be not less than 48 hours except in the case of emergency) to enter the Leased Premises at all reasonable business hours, (and at all other times in the event of an emergency), for (i) the purpose of inspecting the same or for the purpose of doing any work under Section 10, and may take all such action thereon as may be necessary or appropriate for any such purpose (but nothing contained in this Lease or otherwise shall create or imply any duty upon the part of Landlord or Lender to make any such inspection or do any such work), and (ii) the purpose of showing the Leased Premises to prospective purchasers and mortgagees and, at any time within twelve (12) months prior to the expiration of the term of this Lease for the purpose of showing the same to prospective tenants. No such entry shall constitute an eviction of Tenant but any such entry shall be done by Landlord in such reasonable manner as to minimize any disruption of Tenant's business operation.

         28. Statements. The Original Tenant shall submit to Lender and Landlord
(i) within 45 days of the end of each of the first three fiscal quarters of each fiscal year of the Original Tenant, quarterly balance sheets, income and cash flow statements for the Original Tenant, certified by a senior financial officer of the Original Tenant; (ii) within 90 days of the end of each fiscal year, annual balance sheets, income and cash flow statements for the Original Tenant, certified by independent public accountant. Quarterly 1OQs as filed with the Securities and Exchange Commission shall satisfy the requirements contained in clause (i) of the immediately preceding sentence. Copies of the 1OKs filed with the Securities and Exchange Commission shall satisfy the requirements contained in clause (ii) of the second preceding sentence. The obligations of the Original Tenant shall continue whether or not this Lease shall have been assigned.

         29. No Usury. The intention of the parties being to conform strictly to the usury laws now in force in the State, whenever any provision herein provides for payment by Tenant to Landlord of interest at a rate in excess of the legal rate permitted to be charged, such rate herein provided to be paid shall be deemed reduced to such legal rate.

         30. Broker. Landlord and Tenant represent and warrant to each other that neither party negotiated with any broker in connection with this Lease and that this Lease was negotiated directly by Landlord and Tenant. Each party hereby agrees to indemnify the other against all claims, damages, costs and expenses incurred by the indemnified party as a result of the breach of the foregoing representation or warranty by the indemnifying party.

         31. Waiver of Landlord's Lien. Landlord hereby waives any right to distrain trade fixtures or any property of Tenant and any Landlord's lien or similar lien upon trade fixtures and any other property of Tenant regardless of whether such lien is created or otherwise. Landlord agrees, at the request of Tenant, to execute a waiver of any Landlord's or similar lien for the benefit of any present or future holder of a security interest in or lessor of any of trade fixtures or any other personal property of Tenant. Landlord acknowledges and in the future to acknowledge (in a written form reasonably satisfactory to Tenant) to such persons and entities at such times and for such purposes as Tenant may reasonably request that trade fixtures are Tenant's property and not part of Improvements (regardless of whether or to what extent such trade fixtures are affixed to the Improvements) or otherwise subject to the terms of this Lease.

         32. No Waiver. (a) Failure of either party to complain of any act or omission on the part of the other party, no matter how long it may continue, shall not be deemed to be a waiver by such party of any of its rights hereunder. No waiver by either party at any time, express or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. If an action by either party shall require the consent or approval of the other party, the other party's consent to or approval of such action on any one or more occasions shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion. Any and all rights and remedies which either party may have under this Lease on any breach shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other, and no one of them, whether exercised by such party or not, shall be deemed to be in exclusion of any other. Any two or more or all of such rights and remedies may be exercised at the same time.

         33. Separability. If any term or provision of this Lease or the application thereof to any provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid and unenforceable, the remainder of this Lease, or the application of such term or provision to person or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforced to the extent permitted by law.

         34. Indemnification of Landlord and Lender. (a) Tenant shall indemnify and save Landlord and Lender harmless from and against, and shall reimburse Landlord and Lender for, all liabilities, obligations, damages, fines, penalties, claims, demands,costs, charges, judgments and expenses, whether founded in tort, in contract or otherwise, including reasonable architects' and attorneys' fees, which may be imposed upon or incurred or paid by or asserted against Landlord and Lender or Landlord's fee or reversionary or other interest in the Leased Premises by reason of or in connection with any of the following occurring during the Term of this Lease:

                  (b) The construction of the Improvements, any Tenant's Alterations and anything done in, on or about the Leased Premises or any part thereof in connection therewith;

                  (c) the use, non use, possession, occupation, condition, operation, maintenance or management of the Leased Premises, or any part thereof, or any street, alley, sidewalk, curb, vault, passageway or space adjacent thereto;
                  (d) any negligent or tortious act on the part of Tenant or any of its agents, contractors, servants, employees, subtenants, licensees or invitees;

                  (e) any accident, injury, death or damage to any Person or property occurring in, on or about the Leased Premises or any part thereof or any street, alley, sidewalk, cub, vault, passageway or space adjacent thereto;

                  (f) any theft, loss, damage or destruction of any property of subtenant or other occupant stored in or on the Demised Premises or any portion thereof;

                  (g) any failure on the part of Tenant to perform or comply with any of the provisions contained in this Lease on its part to be performed or complied with;
 and

                  (h) any violation of covenants, restrictions, easements, agreements or conditions affecting the Demised Premises, whether existing on or before the Commencement Date.

                  Nothing contained in subsection (a) hereof shall be deemed to require Tenant to indemnify Landlord with respect to any act or negligence committed by Landlord, its agents, servants or employees; provided, however, that the foregoing shall not apply to an act or omission which is deemed to be negligent on the part of Landlord solely because it constitutes at law a non-delegable duty and which, under the provisions of this Lease, Tenant has agreed to perform or assume.

                  In case any action or proceeding is brought against Landlord or Lender by reason of any claim mentioned in this Section, Tenant, upon notice from Landlord or Lender, shall, at Tenant's expense, resist or defend such action or proceeding, in Landlord's name, if necessary, by counsel for the insurance company, if such claim is covered by insurance, otherwise by counsel approved by Landlord or Lender (whichever is entitled to indemnification), which approval shall not be unreasonably withheld. Landlord agrees to give Tenant prompt notice of any such claim or proceeding and not to settle the same without Tenant's consent, which consent shall not be unreasonably withheld.

                  The provisions of this Section 34 shall not in any way be affected by the absence in any case of any covering insurance or by the failure or refusal of any insurance company to perform any obligation on its part.

         35.      Landlord's  Right to Perform  Tenant's  Covenants.

                  (a) If Tenant shall at any time fail to pay any Tax in accordance with the provisions of Section 7 hereof, or to take out, pay for, maintain or deliver any of the insurance policies provided for in Section 14 hereof, or shall fail to make any other payment or perform any other act on its part to be made or performed hereunder, or required to be performed under the Mortgage, then Landlord, after 5 days' notice to Tenant, except when other notice is expressly provided for in this Lease (or without Notice in case of an emergency), and without waiving or releasing Tenant from any obligation of Tenant contained in this Lease, may (but shall be under no obligation to):

                           (i)      pay any Tax payable by Tenant  pursuant to
the provisions of Section 7
hereof; or

                           (ii)     take out, pay for and maintain any of the
 insurance  policies provided
for in Section 14 hereof; or

                           (iii)    make any other  payments  or perform  any
act on  Tenant's  part to be
made or performed as provided in this Lease or under the Mortgage;

and may enter upon the Leased Premises for any such purpose, and take all such action thereon as may be reasonably necessary therefor.

                  (b) All sums so paid by Landlord and all costs and expenses incurred by Landlord in connection with the performance of any such act, together with interest thereon at the Default Rate from the respective dates of Landlord's making of each such payment or incurring of each such cost and expense, shall be paid by Tenant to Landlord on demand as Additional Rent hereunder, and Landlord shall not be limited in the proof of any damages which Landlord may claim against Tenant arising out of or by reason of Tenant's failure to provide and keep in force insurance as aforesaid to the amount of the insurance premium or premiums not paid or incurred by Tenant and which would have been payable upon such insurance, but Landlord shall also be entitled to recover as damages for such breach the uninsured amount of any loss, to the extent of any deficiency in the minimum amount of insurance required by the provisions of this lease, and damages, costs and expenses of suit suffered or incurred by reason of damage to, or destruction of, the Improvements occurring during any period when Tenant shall have failed or neglected to provide such insurance. Upon the expiration of this lease, the unearned premiums upon any such insurance policies lodged with Landlord by Tenant shall be apportioned unless an Event of Default shall have occurred and be continuing.

         36. Representations. Tenant hereby makes the representations set forth in Exhibit C annexed hereto and made a part hereof.

         37. Headings. The paragraph headings in this Lease are used only for convenience in finding the subject matters and are not part of this Lease or to be used in determining the intent of the parties or otherwise interpreting this Lease.

         38. Modifications. This Lease may be modified, amended, discharged or waived only by an agreement in writing signed by the party against whom enforcement of any such modification, amendment, discharge or waiver is sought. Each of Tenant and Landlord agrees that it will not modify or amend this Lease or waive any provision of this Lease without the written consent of Lender within any period during which there is a Lender hereunder.

         39. Successors, Assigns. The covenants of this Lease shall run with the Land and bind Tenant, the heirs, distributees, personal representatives, successors and permitted assigns of Tenant and all present and subsequent encumbrancer and subtenants of any of the Leased Premises, and shall inure to the benefit of and bind Landlord, its successors and assigns. In the event there is more than one Tenant, the obligation of each shall be joint and several.
         40. Counterparts. This Lease may be executed in several counterparts, which together shall be deemed one and the same instrument.

         41. Governing Law. This Lease shall be governed by and construed according to the laws of the State.

         42. Attorneys' Fees. In the event Landlord shall be required to commence or defend any action or proceeding against Tenant by reason of any breach or claimed breach of any provision of this Lease, to commence or defend any action or proceeding in any way connected with this Lease, or to seek a judicial declaration of rights under this Lease, Landlord, if Landlord is the prevailing party, shall be entitled to recover from or be reimbursed by Tenant for Landlord's reasonable attorneys' fees and costs through all levels of proceedings. The identity of the "prevailing party" for purposes of this provision shall be deemed at issue in any such action or proceeding and shall be established by the trier of fact therein.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this instrument to be executed under seal as of the day and year first above written.

                                                     LANDLORD:
                             ONE PRICE REALTY, INC.



                                                     By:      /s/ C. Burt Duren
                                                     Name:    C. Burt Duren
                                                     Title:   Treasurer


                                                     TENANT:
                                                     ONE PRICE CLOTHING STORES, INC.



                                                     By:      /s/ C. Burt Duren
                                                     Name:    C. Burt Duren
                                                     Title:   Treasurer



                                                       EXHIBIT A

                                                  MORTGAGE DESCRIPTION




                                                      EXHIBIT B


                                                     BASIC RENT




                               Annually                         Monthly

                           $1,377,309.40                      $114,775.78

                                                      EXHIBIT C


                                      REPRESENTATIONS AND WARRANTIES OF TENANT


                           Tenant represents and warrants that:

                                    1.     it is a corporation  duly  organized,  validly  existing and
                  in  good   standing   under   the   laws  of  its   jurisdiction   of
                  incorporation;

                                    2.      it has all  requisite  power and  authority
                  own and operate its  properties  and to carry on its  business as now conducted and as presently proposed to be conducted;

                                    3.      it has all  material  licenses  and permits
                  necessary  to own and  operate  its  properties  and to  carry on its
                  business  as  now   conducted   and  as  presently   proposed  to  be
                  conducted,  the  absence  of which  could have a  materially  adverse effect upon Tenant.

                                    4.      the  Lease   has  been   duly   authorized,
                  executed and  delivered by Tenant and  constitutes  the legal,  valid
                  and   binding   obligation,   contract   and   agreement   of  Tenant
                  enforceable against it in accordance with its terms; and

                                    5. the execution,  delivery and  performance
                  by Tenant of the Lease (i) have been duly authorized by all requisite corporation action and, if required, shareholder action, (ii) do not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not violate (1) any provision of law, statute, rule or regulation of its certificate of incorporation or bylaws (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which any of its properties or assets are or may be bound.
